Exhibit 99.2

KITE

QUARTERLY FINANCIAL SUPPLEMENTAL | **DECEMBER 31, 2016**

QUARTERLY FINANCIAL SUPPLEMENTAL – DECEMBER 31, 2016

PAGE NO.	TABLE OF CONTENTS

3	Corporate Profile
4	Contact Information
5	Important Notes Including Non-GAAP Disclosures
7	Consolidated Balance Sheets
8	Consolidated Statements of Operations for the Three and Twelve Months Ended December 31, 2016
9	Funds from Operations for the Three and Twelve Months Ended December 31, 2016
10	Adjusted Funds From Operations and Other Financial Information for the Three and Twelve Months Ended December 31, 2016
11	Market Capitalization as of December 31, 2016
11	Ratio of Debt to Total Undepreciated Assets as of December 31, 2016
11	Ratio of Company Share of Net Debt to EBITDA as of December 31, 2016
12	Same Property Net Operating Income for the Three and Twelve Months Ended December 31, 2016
13	Net Operating Income by Quarter
14	Consolidated Joint Venture Summary as of December 31, 2016
15	Summary of Outstanding Debt as of December 31, 2016
16	Maturity Schedule of Outstanding Debt as of December 31, 2016
18	Unsecured Public Debt Covenants
19	Top 10 Retail Tenants by Total Gross Leasable Area
20	Top 25 Tenants by Annualized Base Rent
21	Retail Leasing Summary
22	Lease Expirations – Operating Portfolio
23	Lease Expirations – Retail Anchor Tenants
24	Lease Expirations – Retail Shops
25	Lease Expirations – Office Tenants
26	Development Projects Under Construction
27	Under Construction Redevelopment, Reposition, and Repurpose Projects
28	Redevelopment, Reposition, and Repurpose Opportunities
29	Geographic Diversification – Annualized Base Rent by Region and State
30	Operating Retail Portfolio Summary Report
35	Operating Office Properties
36	Components of Net Asset Value
37	Earnings Guidance – 2017

CORPORATE PROFILE

General Description

Kite Realty Group Trust is a full-service, vertically integrated real estate investment trust (REIT) engaged primarily in the ownership and operation, acquisition, development and redevelopment of high-quality neighborhood and community shopping centers in select markets in the United States. As of December 31, 2016, we owned interests in 119 properties totaling approximately 23.4 million square feet and two development projects currently under construction.

Our strategy is to maximize the cash flow of our operating properties, successfully complete the construction and lease-up of our development portfolio and identify additional growth opportunities in the form of acquisitions and redevelopments. New investments are focused in the shopping center sector primarily in markets where we believe we can leverage our existing infrastructure and relationships to generate attractive risk-adjusted returns.

Company Highlights as of December 31, 2016

	# of Properties	Total GLA /NRA[1]	Owned GLA /NRA[1]
Operating Retail Properties	108	21,388,625	15,097,052
Operating Office Properties	2	393,803	393,803
Redevelopment Properties	9	1,617,498	1,326,040
Total Operating and Redevelopment Properties	119	23,399,926	16,816,895
Development Projects	2	379,442	329,077
Total All Properties	121	23,779,368	17,145,972
	Retail	Office	Total
Operating Properties – Leased Percentage[1]	95.4%	98.5%	95.5%
States			20

Stock Listing: New York Stock Exchange symbol: KRG

____________________
1	Excludes square footage of structures located on land owned by the company and ground leased to tenants.

p. 3	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/16

CONTACT INFORMATION

Corporate Office
30 South Meridian Street, Suite 1100
Indianapolis, IN 46204
(888) 577-5600
(317) 577-5600
www.kiterealty.com

Investor Relations Contact:	Analyst Coverage:	Analyst Coverage:

Daniel R. Sink	Robert W. Baird & Co.	Hilliard Lyons
EVP & CFO	Mr. RJ Milligan	Ms. Carol L. Kemple
Kite Realty Group Trust	(813) 273-8252	(502) 588-1839
30 South Meridian Street, Suite 1100	rjmilligan@rwbaird.com	ckemple@hilliard.com
Indianapolis, IN 46204
(317) 577-5609	Bank of America/Merrill Lynch	KeyBanc Capital Markets
dsink@kiterealty.com	Mr. Jeffrey Spector/Mr. Craig Schmidt	Mr. Jordan Sadler/Mr. Todd Thomas
	(646) 855-1363/(646) 855-3640	(917) 368-2280/(917) 368-2286
Transfer Agent:	jeff.spector@baml.com	tthomas@keybanccm.com
	craig.schmidt@baml.com	jsadler@keybanccm.com
Broadridge Financial Solutions
Ms. Kristen Tartaglione	Barclays	Raymond James
2 Journal Square, 7th Floor	Mr. Ross Smotrich/Ms. Linda Tsai	Mr. Paul Puryear/Mr. Collin Mings
Jersey City, NJ 07306	(212) 526-2306/(212) 526-9937	(727) 567-2253/(727) 567-2585
(201) 714-8094	ross.smotrich@barclays.com	paul.puryear@raymondjames.com
	linda.tsai@barclays.com	collin.mings@raymondjames.com
Stock Specialist:
	BTIG	Sandler O’Neill
GTS	Mr. Michael Gorman	Mr. Alexander Goldfarb
545 Madison Avenue	(212) 738-6138	(212) 466-7937
15th Floor	mgorman@btig.com	agoldfarb@sandleroneill.com
New York, NY 10022
(212) 715-2830	Capital One Securities, Inc.	Stifel, Nicolaus & Company, Inc.
	Mr. Christopher Lucas/Mr. Vineet Khanna	Mr. Nathan Isbee/Ms. Jennifer Hummert
	(571) 633-8151/(571) 835-7013	(443) 224-1346/(443) 224-1288
	christopher.lucas@capitalone.com	nisbee@stifel.com
	vineet.khanna@capitalone.com	hummertj@stifel.com

	Citigroup Global Markets	Wells Fargo Securities, LLC
	Mr. Michael Bilerman/Ms. Christy McElroy	Mr. Jeffrey J. Donnelly, CFA /Ms. Tamara Fique
	(212) 816-1383/(212) 816-6981	(617) 603-4262/(443) 263-6568
	michael.bilerman@citigroup.com	jeff.donnelly@wellsfargo.com
	christy.mcelroy@citigroup.com	tamara.fique@wellsfargo.com

DA Davidson
Mr. James O. Lykins
(503) 603-3041
jlykins@dadco.com

p. 4	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/16

IMPORTANT NOTES INCLUDING NON-GAAP DISCLOSURES

Interim Information
This Quarterly Financial Supplement contains historical information of Kite Realty Group Trust (“the Company” or “KRG”) and is intended to supplement the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 to be filed on or about February 24, 2017, which should be read in conjunction with this supplement. The supplemental information is unaudited, although it reflects all adjustments which, in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

Forward-Looking Statements
This supplemental information package contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to:

•
national and local economic, business, real estate and other market conditions, particularly in light of low growth in the U.S. economy as well as economic uncertainty caused by fluctuations in the prices of oil and other energy sources;

•	financing risks, including the availability of and costs associated with sources of liquidity;

•	the Company’s ability to refinance, or extend the maturity dates of, its indebtedness;

•	the level and volatility of interest rates;

•	the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies;

•	the competitive environment in which the Company operates;

•	acquisition, disposition, development and joint venture risks;

•	property ownership and management risks;

•	the Company’s ability to maintain its status as a real estate investment trust (“REIT”) for federal income tax purposes;

•	potential environmental and other liabilities;

•	impairment in the value of real estate property the Company owns;

•	risks related to the geographical concentration of our properties in Florida, Indiana and Texas;

•	insurance costs and coverage;

•	risks related to cybersecurity attacks and the loss of confidential information and other business disruptions;

•	other factors affecting the real estate industry generally; and

•
other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in our Annual Report on Form

10-K for the fiscal year ended December 31, 2015, and in our quarterly reports on Form 10-Q.

The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Non-GAAP Disclosures

Funds from Operations
Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. We calculate FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (NAREIT), which we refer to as the White Paper. The White Paper defines FFO as net income (determined in accordance with generally accepted accounting principles (GAAP)), excluding gains (or losses) from sales and impairments of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

Considering the nature of our business as a real estate owner and operator, we believe that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. For informational purposes, we have also provided FFO adjusted for a severance charge, accelerated amortization of debt issuance costs, a debt extinguishment loss and transaction costs in 2016, a non-cash adjustment for redemption of preferred shares in 2015, a gain on the resolution of an assumed contingency in 2015, and a gain on settlement and transaction costs in 2015. We believe this supplemental information provides a meaningful measure of our operating performance. We believe our presentation of FFO, as adjusted, provides investors with another financial measure that may facilitate comparison of operating performance between periods and among our peer companies. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, and is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. A reconciliation of net earnings (computed in accordance with GAAP) to FFO is included elsewhere in this Financial Supplement.

p. 5	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/16

IMPORTANT NOTES INCLUDING NON-GAAP DISCLOSURES (CONTINUED)

Adjusted Funds from Operations
Adjusted Funds From Operations (“AFFO”) is a non-GAAP financial measure of operating performance used by many companies in the REIT industry. AFFO should not be considered an alternative to net earnings, as an indication of the company's performance or to cash flow as a measure of liquidity or ability to make distributions. Management considers AFFO a useful supplemental measure of the company’s performance.  The company’s computation of AFFO may differ from the methodology for calculating AFFO used by other REITs, and therefore, may not be comparable to such other REITs. A reconciliation of net earnings (computed in accordance with GAAP) to AFFO is included elsewhere in this Financial Supplement.

Net Operating Income
The Company believes that Net Operating Income ("NOI") is helpful to investors as a measure of its operating performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization, interest expense, and impairment, if any.  The Company believes that Same Property NOI is helpful to investors as a measure of its operating performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the redevelopment, acquisition or disposition of properties during the particular period presented and thus provides a more consistent metric for the comparison of the Company's properties.  NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of the Company's financial performance. The Company’s computation of Same Property NOI may differ from the methodology used by other REITs, and therefore, may not be comparable to such other REITs.

When evaluating the properties that are included in the same property pool, we have established specific criteria for determining the inclusion of properties acquired or those recently under development. An acquired property is included in the same property pool when there is a full quarter of operations in both years subsequent to the acquisition date. Development and redevelopment properties are included in the same property pool twelve months after construction is substantially complete and the properties have been transferred to the operating portfolio. A redevelopment property is first excluded from the same property pool when the execution of a redevelopment plan is likely and we begin recapturing space from tenants. For the quarter ended December 31, 2016, we excluded nine redevelopment properties from the same property pool that met these criteria and were owned in both comparable periods.

Earnings Before Interest Expense, Income Tax Expense, Depreciation and Amortization (EBITDA)
We define EBITDA, a non-GAAP financial measure, as net income before depreciation and amortization, interest expense and income tax expense of taxable REIT subsidiary. For informational purposes, we have also provided Adjusted EBITDA, which we define as EBITDA less (i) EBITDA from unconsolidated entities, (ii) severance charge, (iii) transaction costs, (iv) other income and expense and (v) noncontrolling interest EBITDA. Annualized Adjusted EBITDA is Adjusted EBITDA for the most recent quarter multiplied by four. EBITDA, Adjusted EBITDA and Annualized Adjusted EBITDA, as calculated by us, are not comparable to EBITDA reported by other REITs that do not define EBITDA exactly as we do. EBITDA, Adjusted EBITDA and Annualized Adjusted EBITDA do not represent cash generated from operating activities in accordance with GAAP, and should not be considered alternatives to net income as an indicator of performance or as alternatives to cash flows from operating activities as an indicator of liquidity.

Considering the nature of our business as a real estate owner and operator, we believe that EBITDA and Adjusted EBITDA are helpful to investors in measuring our operational performance because they exclude various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. For informational purposes, we have also provided Annualized Adjusted EBITDA, adjusted as described above. We believe this supplemental information provides a meaningful measure of our operating performance. We believe presenting EBITDA in this manner allows investors and other interested parties to form a more meaningful assessment of our operating results.

p. 6	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/16

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

($ in thousands)
	December 31, 2016	December 31, 2015
Assets:
Investment properties, at cost	$3,996,065	$3,933,140
Less: accumulated depreciation	(560,683)	(432,295)
	3,435,382	3,500,845
Cash and cash equivalents	19,874	33,880
Tenant and other receivables, including accrued straight-line rent of $28,703 and $23,809 respectively, net of allowance for uncollectible accounts	53,087	51,101
Restricted cash and escrow deposits	9,037	13,476
Deferred costs and intangibles, net	129,264	148,274
Prepaid and other assets	9,727	8,852
Total Assets	$3,656,371	$3,756,428
Liabilities and Shareholders’ Equity:
Mortgage and other indebtedness, net	$1,731,074	$1,724,449
Accounts payable and accrued expenses	80,664	81,356
Deferred revenue and other liabilities	112,202	131,559
Total Liabilities	1,923,940	1,937,364
Commitments and contingencies
Limited Partners’ interests in the Operating Partnership and other redeemable noncontrolling interests	88,165	92,315
Shareholders’ Equity:
Kite Realty Group Trust Shareholders’ Equity:
Common Shares, $.01 par value, 225,000,000 shares authorized, 83,545,398 and 83,334,865 shares issued and outstanding at December 31, 2016 and December 31, 2015, respectively	835	833
Additional paid in capital	2,062,360	2,050,545
Accumulated other comprehensive loss	(316)	(2,145)
Accumulated deficit	(419,305)	(323,257)
Total Kite Realty Group Trust Shareholders’ Equity	1,643,574	1,725,976
Noncontrolling Interests	692	773
Total Equity	1,644,266	1,726,749
Total Liabilities and Equity	$3,656,371	$3,756,428

p. 7	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/16

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

($ in thousands, except per share data)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2016	2015	2016	2015
Revenue:
Minimum rent	$68,622	$67,139	$274,059	$263,794
Tenant reimbursements	17,791	18,344	70,482	70,235
Other property related revenue	2,461	3,812	9,581	12,976
Total revenue	88,874	89,295	354,122	347,005
Expenses:
Property operating	12,469	13,451	47,923	49,973
Real estate taxes	10,511	11,083	42,838	40,904
General, administrative, and other	5,375	4,578	20,603	18,709
Transaction costs	—	—	2,771	1,550
Non-cash gain from release of assumed earned liability	—	(4,832)	—	(4,832)
Impairment charge	—	1,592	—	1,592
Depreciation and amortization	42,939	43,116	174,564	167,312
Total expenses	71,294	68,988	288,699	275,208
Operating income	17,580	20,307	65,423	71,797
Interest expense	(17,613)	(15,437)	(65,577)	(56,432)
Income tax expense of taxable REIT subsidiary	(51)	(52)	(814)	(186)
Non-cash gain on debt extinguishment	—	5,645	—	5,645
Gain on settlement	—	—	—	4,520
Other expense, net	(75)	(61)	(169)	(95)
Income from continuing operations	(159)	10,402	(1,137)	25,249
Gain on sales of operating properties	4,059	854	4,253	4,066
Net income	3,900	11,256	3,116	29,315
Net income attributable to noncontrolling interests	(541)	(571)	(1,933)	(2,198)
Dividends on preferred shares	—	(1,535)	—	(7,877)
Non-cash adjustment for redemption of preferred shares	—	(3,797)	—	(3,797)
Net income attributable to Kite Realty Group Trust common shareholders	$3,359	$5,353	$1,183	$15,443

Income per common share - basic	$0.04	$0.06	$0.01	$0.19
Income per common share - diluted	$0.04	$0.06	$0.01	$0.18

Weighted average common shares outstanding - basic	83,545,807	83,327,664	83,436,511	83,421,904
Weighted average common shares outstanding - diluted	83,571,663	83,438,844	83,465,500	83,534,381
Cash dividends declared per common share	$0.3025	$0.2725	$1.1650	$1.0900

p. 8	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/16

FUNDS FROM OPERATIONS[1]

($ in thousands, except per share data)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2016	2015	2016	2015
Funds From Operations ("FFO")
Consolidated net income	$3,900	$11,256	$3,116	$29,315
Less: cash dividends on preferred shares	—	(1,535)	—	(7,877)
Less: non-cash adjustment for redemption of preferred shares	—	(3,797)	—	(3,797)
Less: net income attributable to noncontrolling interests in properties	(461)	(442)	(1,844)	(1,854)
Less: gains on sales of operating properties	(4,059)	(854)	(4,253)	(4,066)
Add: impairment charge	—	1,592	—	1,592
Add: depreciation and amortization of consolidated entities, net of noncontrolling interests	42,670	42,855	173,578	166,509
FFO of the Operating Partnership[1]	42,050	49,075	170,597	179,822
Less: Limited Partners' interests in FFO	(1,164)	(1,091)	(3,872)	(3,789)
FFO attributable to Kite Realty Group Trust common shareholders[1]	$40,886	$47,984	$166,725	$176,033
FFO, as defined by NAREIT, per share of the Operating Partnership - basic	$0.49	$0.58	$2.00	$2.11
FFO, as defined by NAREIT, per share of the Operating Partnership - diluted	$0.49	$0.58	$2.00	$2.11

FFO of the Operating Partnership[1]	$42,050	$49,075	$170,597	$179,822
Less: gain on settlement	—	—	—	(4,520)
Add: accelerated amortization of debt issuance costs (non-cash)	—	—	1,121	—
Add: transaction costs	—	—	2,771	1,550
Add: severance charge	—	—	500	—
Add: adjustment for redemption of preferred shares (non-cash)	—	3,797	—	3,797
Less: gain from release of assumed earnout liability (non-cash)	—	(4,832)	—	(4,832)
Add (less): loss (gain) on debt extinguishment	819	(5,645)	819	(5,645)
FFO, as adjusted, of the Operating Partnership	$42,869	$42,395	$175,808	$170,172
FFO, as adjusted, per share of the Operating Partnership - basic	$0.50	$0.50	$2.06	$2.00
FFO, as adjusted, per share of the Operating Partnership - diluted	$0.50	$0.50	$2.06	$1.99

Weighted average common shares outstanding - basic	83,545,807	83,327,664	83,436,511	83,421,904
Weighted average common shares outstanding - diluted	83,571,663	83,438,844	83,465,500	83,534,381
Weighted average common shares and units outstanding - basic	85,488,234	85,235,953	85,374,910	85,219,827
Weighted average common shares and units outstanding - diluted	85,514,090	85,347,133	85,403,899	85,332,303

FFO, as defined by NAREIT, per diluted share
Consolidated net income	$0.05	$0.13	$0.04	$0.34
Less: cash dividends on preferred shares	—	(0.02)	—	(0.09)
Less: non-cash adjustment for redemption of preferred shares	—	(0.04)	—	(0.04)
Less: net income attributable to noncontrolling interests in properties	(0.01)	—	(0.02)	(0.02)
Less: gains on sales of operating properties	(0.05)	(0.01)	(0.05)	(0.05)
Add: impairment charge	—	0.02	—	0.02
Add: depreciation and amortization of consolidated entities, net of noncontrolling interests	0.50	0.50	2.03	1.95
FFO, as defined by NAREIT, of the Operating Partnership per diluted share[1]	$0.49	$0.58	$2.00	$2.11

Less: gain on settlement	$—	$—	$—	$(0.05)
Add: accelerated amortization of debt issuance costs	—	—	0.01	—
Add: transaction costs	—	—	0.03	0.02
Add: severance charge	—	—	0.01	—
Add: adjustment for redemption of preferred shares (non-cash)	—	0.05	—	0.04
Less: gain from release of assumed earnout liability (non-cash)	—	(0.06)	—	(0.06)
Add (less): loss (gain) on debt extinguishment	0.01	(0.07)	0.01	(0.07)
FFO, as adjusted, of the Operating Partnership per diluted share	$0.50	$0.50	$2.06	$1.99

____________________
1
“FFO of the Operating Partnership" measures 100% of the operating performance of the Operating Partnership’s real estate properties in which the Company owns an interest. “FFO attributable to Kite Realty Group Trust common shareholders” reflects a reduction for the redeemable noncontrolling weighted average diluted interest in the Operating Partnership.

p. 9	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/16

ADJUSTED FUNDS FROM OPERATIONS AND OTHER FINANCIAL INFORMATION

($ in thousands)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2016	2015	2016	2015
Reconciliation of FFO, as adjusted, to Adjusted Funds from Operations (AFFO)
Total FFO of the Operating Partnership, as adjusted	$42,869	$42,395	$175,808	$170,172
Add:
Depreciation of non-real estate assets	273	261	1,036	799
Amortization of deferred financing costs[5]	776	826	3,400	3,209
Non-cash compensation expense	1,126	961	4,466	3,684
Less:
Straight-line rent	1,141	1,230	5,453	5,638
Market rent amortization income	1,042	1,199	6,863	3,347
Amortization of debt premium	793	1,193	3,801	5,834
Other cash and non-cash adjustments[4]	1,430	—	4,701	486
Capital expenditures[1]:
Maintenance capital expenditures[2]	586	943	1,588	3,243
Revenue enhancing tenant improvements – retail	1,106	1,832	7,238	4,836
Revenue enhancing tenant improvements – office	—	—	—	247
External lease commissions	628	384	2,083	1,559
Total AFFO of the Operating Partnership	$38,318	$37,662	$152,983	$152,674

Other Financial Information:
Scheduled debt principal payments	$1,065	$1,787	$5,352	$6,473
Capitalized interest cost	800	1,236	4,061	4,633
Mark to market lease amount in Deferred revenue and other liabilities on consolidated balance sheet	95,360	112,405
Acreage of undeveloped, vacant land in the operating portfolio[3]	40.8

	December 31, 2016	December 31, 2015
Investment properties, at cost:
Land, building and improvements[3]	$3,885,223	$3,752,622
Furniture, equipment and other	7,246	6,960
Land held for development	34,171	34,975
Construction in progress	69,425	138,583
Total	$3,996,065	$3,933,140

____________________
1	Excludes landlord work, tenant improvements and leasing commissions relating to development and redevelopment projects and first-generation space.
2	A portion of these capital improvements are reimbursed by tenants and are revenue producing.
3	Includes undeveloped vacant land with a book value $15.1 million at December 31, 2016.
4
Includes yield maintenance costs ($1.4 million in Q4 2016), terminated transaction costs and severance charge for the year ended December 31, 2016. Includes property acquisition costs and non-cash termination fee for the year ended December 31, 2015.

5	Excludes accelerated amortization of non-cash debt issuance costs.

p. 10	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/16

MARKET CAPITALIZATION AS OF DECEMBER 31, 2016

($ in thousands)
	Percent of Total Equity	Total Market Capitalization	Percent of Total Market Capitalization
Equity Capitalization:
Total Common Shares Outstanding	97.7%	83,545,398
Operating Partnership ("OP") Units Outstanding	2.3%	1,942,340
Combined Common Shares and OP Units	100.0%	85,487,738
Market Price of Common Shares		$23.48
Total Equity Capitalization		2,007,252	54%
Debt Capitalization:
Company Consolidated Outstanding Debt		1,731,074
Less: Debt Premium and Issuance Costs, net		(676)
Less: Partner Share of Consolidated Joint Venture Debt[1]		(13,737)
Company Share of Outstanding Debt		1,716,661
Less: Cash, Cash Equivalents, and Restricted Cash		(28,911)
Total Net Debt Capitalization		1,687,750	46%
Total Enterprise Value		$3,695,002	100%

RATIO OF DEBT TO TOTAL UNDEPRECIATED ASSETS AS OF DECEMBER 31, 2016
Consolidated Undepreciated Real Estate Assets		$3,996,065
Company Share of Unconsolidated Real Estate Assets[2]		2,500
		3,994,637
Total Consolidated Debt		1,731,074
Less: Debt Premium and Issuance Costs, net		(676)
Less: Cash, Cash Equivalents, and Restricted Cash		(28,911)
		$1,701,487
Ratio of Debt to Total Undepreciated Real Estate Assets		42.6%

RATIO OF COMPANY SHARE OF NET DEBT TO EBITDA AS OF DECEMBER 31, 2016
Company Share of Consolidated Debt		$1,716,661
Less: Cash, Cash Equivalents, and Restricted Cash		(28,911)
		1,687,750
Q4 2016 EBITDA, Annualized:
- Consolidated EBITDA	$242,076
- Unconsolidated EBITDA	137
- Minority Interest EBITDA[1]	(1,845)	240,368
Ratio of Company Share of Net Debt to EBITDA		7.0x

____________________
1	See page 14 for details.
2	Included in Prepaid and other assets on Consolidated Balance Sheets.

p. 11	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/16

SAME PROPERTY NET OPERATING INCOME (NOI)

($ in thousands)
	Three Months Ended December 31,			Twelve Months Ended December 31,
	2016	2015	% Change	2016	2015	% Change
Number of properties for the quarter[1]	106	106

Leased percentage	95.3%	95.5%		95.3%	95.5%
Economic Occupancy percentage[2]	93.4%	92.9%		93.4%	92.9%

Minimum rent	$58,662	$57,150		$223,471	$219,305
Tenant recoveries	16,121	16,566		60,986	61,604
Other income	1,249	1,305		2,426	2,425
	76,032	75,021		286,883	283,334

Property operating expenses	(9,629)	(10,237)		(34,989)	(37,754)
Real estate taxes	(9,441)	(9,775)		(36,564)	(36,351)
	(19,070)	(20,012)		(71,553)	(74,105)
Net operating income - same properties[3]	$56,962	$55,009	3.6%	$215,330	$209,229	2.9%
Net operating income - same properties excluding the impact of the 3-R initiative[4]			4.5%			3.7%

Reconciliation of Same Property NOI to Most Directly Comparable GAAP Measure:
Net operating income - same properties	$56,962	$55,009		$215,330	$209,229
Net operating income - non-same activity[5]	8,932	9,752		48,031	46,899
Other expense, net	(126)	(113)		(983)	(281)
General, administrative and other	(5,375)	(4,578)		(20,603)	(18,709)
Transaction costs	—	—		(2,771)	(1,550)
Depreciation expense	(42,939)	(43,116)		(174,564)	(167,312)
Non-cash gain from release of assumed earnout liability	—	4,832		—	4,832
Impairment charge	—	(1,592)		—	(1,592)
Interest expense	(17,613)	(15,437)		(65,577)	(56,432)
Gain on settlement	—	—		—	4,520
Non-cash gain on debt extinguishment	—	5,645		—	5,645
Gains on sales of operating properties	4,059	854		4,253	4,066
Net income attributable to noncontrolling interests	(541)	(571)		(1,933)	(2,198)
Dividends on preferred shares	—	(1,535)		—	(7,877)
Non-cash adjustment for redemption of preferred shares	—	(3,797)		—	(3,797)
Net income attributable to common shareholders	$3,359	$5,353		$1,183	$15,443

____________________
1	Same property NOI excludes operating properties in redevelopment as well as office properties (Thirty South Meridian and Eddy Street Commons).
2
Excludes leases that are signed but under which tenants have not yet commenced the payment of cash rent. Calculated as a weighted average based on the timing of cash rent commencement during the period.

3
Same property net operating income excludes net gains from outlot sales, straight-line rent revenue, bad debt expense and recoveries, lease termination fees, amortization of lease intangibles and significant prior period expense recoveries and adjustments, if any.

4	See pages 27 and 28 for further detail of the properties included in the 3-R initiative.
5	Includes non-cash activity across the portfolio as well as net operating income from properties not included in the same property pool.

p. 12	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/16

NET OPERATING INCOME BY QUARTER

($ in thousands)
	Three Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Revenue:
Minimum rent[5]	$68,622	$69,518	$68,455	$67,463	$67,139
Tenant reimbursements	17,791	17,531	17,006	18,155	18,344
Other property related revenue[1]	1,016	1,198	1,548	2,300	2,417
Overage rent	904	315	162	164	845
Parking revenue, net[2]	188	159	50	45	144
	88,521	88,721	87,221	88,127	88,889
Expenses:
Property operating - Recoverable[3]	9,986	9,599	9,058	9,764	10,552
Property operating - Non-Recoverable[3]	2,172	2,091	2,062	2,181	2,666
Real estate taxes	10,469	10,515	10,375	10,959	10,910
	22,627	22,205	21,495	22,904	24,128
Net Operating Income - Properties	65,894	66,516	65,726	65,223	64,761
Other Income (Expense):
General, administrative, and other	(5,375)	(5,081)	(4,856)	(4,791)	(4,578)
Severance charge	—	—	—	(500)	—
Transaction costs	—	—	(2,771)	—	—
Non-cash gain from release of assumed earnout liability	—	—	—	—	4,832
Impairment charge	—	—	—	—	(1,592)
	(5,375)	(5,081)	(7,627)	(5,291)	(1,338)
Earnings Before Interest, Taxes, Depreciation and Amortization	60,519	61,435	58,099	59,932	63,423
Depreciation and amortization	(42,939)	(45,543)	(43,841)	(42,240)	(43,116)
Interest expense [6]	(17,613)	(17,139)	(15,500)	(15,325)	(15,437)
Income tax expense of taxable REIT subsidiary	(51)	(15)	(338)	(410)	(52)
Non-cash gain on debt extinguishment	—	—	—	—	5,645
Other (expense) income, net	(75)	—	(110)	18	(61)
(Loss) Income From Continuing Operations	(159)	(1,262)	(1,690)	1,975	10,402
Gain on sales of operating properties	4,059	—	194	—	854
Net income (loss)	3,900	(1,262)	(1,496)	1,975	11,256
Less: Net income attributable to noncontrolling interests	(541)	(420)	(399)	(573)	(571)
Less: Dividends on preferred shares	—	—	—	—	(1,535)
Less: Non-cash adjustment for redemption of preferred shares	—	—	—	—	(3,797)
Net income (loss) attributable to Kite Realty Group Trust	$3,359	$(1,682)	$(1,895)	$1,402	$5,353
NOI/Revenue	74.4%	75.0%	75.4%	74.0%	72.9%
Recovery Ratios[4]
- Retail Properties	89.2%	89.4%	90.1%	89.2%	87.3%
- Consolidated	87.0%	87.2%	87.5%	87.6%	85.5%

____________________
1
Other property related revenue for the three months ended December 31, 2016 includes $0.3 million of lease termination income and $0.4 million pre-tax from the sale of residential units at Eddy Street Commons.

2
Parking revenue, net represents the net operating results of the Eddy Street Parking Garage and the Union Station Parking Garage. In the three months ended December 31, 2016, this amount was calculated as revenue of $541,000 less real estate taxes and property operating expenses of $42,000 and $312,000, respectively.

3
Recoverable expenses include total management fee expense (or G&A expense of $1.2 million) allocable to the property operations in the three months ended December 31, 2016, a portion of which is recoverable. Non-recoverable expenses primarily include bad debt provision, ground rent, and professional fees.

4	“Recovery Ratio” is computed by dividing tenant reimbursements by the sum of recoverable property operating expense and real estate tax expense.
5	Minimum rent includes $4.7 million in ground lease-related revenue for the three months ended December 31, 2016.
6	In the three months ended December 31, 2016, interest expense includes yield maintenance, net of $0.8 million for early repayment of Colonial Square secured loan.

p. 13	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/16

CONSOLIDATED JOINT VENTURE SUMMARY - DECEMBER 31, 2016

($ in thousands)

Ownership
Joint Venture Entity	Location (MSA)	Owned GLA	KRG Ownership %	Current KRG Economic Ownership%[1]
Delray Marketplace	Delray, FL	260,255	50%	98%
Fishers Station[2]	Indianapolis, IN	71,943	25%	88%
Pan Am Plaza	Indianapolis, IN	—	85%	85%
Crossing at Killingly Commons	Killingly, CT	208,929	55%	90%
Territory Portfolio[3]	Las Vegas, NV	847,690	78%	94%
Balance Sheet		Current Partner Economic Ownership %
Joint Venture Entity	Debt Balance		Partner Share of Debt	Redeemable Noncontrolling Interest
Delray Marketplace	$56,850	2%	$1,138	$—
Fishers Station[2]	3,028	12%	363	—
Pan Am Plaza	—	15%	—	—
Crossing at Killingly Commons	33,000	10%	3,300	10,070
Territory Portfolio[3]	148,940	6%	8,936	30,722
Total	$241,818		$13,737	$40,792
Income Statement
Joint Venture Entity			Quarterly Minority Interest	Annualized Minority Interest
Delray Marketplace			$—	$—	KRG has an 8% cumulative preferred return
Fishers Station[2]			29	116	Partner receives a fixed annual payment
Pan Am Plaza			—	—	Project currently in Land Held For Development
Crossing at Killingly Commons			132	528	Partner receives a fixed annual preferred payment of 5.5% on $9.6 million
Territory Portfolio[3]			300	1,200	Partner receives a fixed annual preferred payment of 4% on $30 million
Total			$461	$1,844

____________________
1	Economic ownership % represents the Company's share of cash flow.
2	Joint Venture entity also owns a portion of Fishers Station shopping center.
3	Joint Venture includes six operating properties located in Las Vegas.

p. 14	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/16

SUMMARY OF OUTSTANDING DEBT AS OF DECEMBER 31, 2016

($ in thousands)
TOTAL OUTSTANDING DEBT[1]
	Outstanding Amount	Ratio	Weighted Average Interest Rate	Weighted Average Maturity (in years)
Fixed Rate Debt	$1,612,054	93%	4.09%	6.5
Variable Rate Debt	119,696	7%	2.26%	5.1
Net Debt Premiums and Issuance Cost, Net	(676)	N/A	N/A	N/A
Total	$1,731,074	100%	3.96%	6.4

SCHEDULE OF MATURITIES BY YEAR
	Secured Debt
	Scheduled Principal Payments	Term Maturities	Unsecured Debt[2]	Total Outstanding Debt
2017	$4,963	$6,635	$—	$11,598
2018	5,635	37,584	—	43,219
2019	5,975	—	—	5,975
2020	5,920	42,339	—	48,259
2021	4,627	159,875	279,600	444,102
2022	1,113	205,208	200,000	406,321
2023	806	214,940	95,000	310,746
2024 And Beyond	6,430	100	455,000	461,530
Net Debt Premiums and Issuance Cost, Net	(676)	—	—	(676)
Total	$34,793	$666,681	$1,029,600	$1,731,074

____________________
1
Fixed rate debt includes, and variable rate date excludes, the portion of such debt that has been hedged by interest rate derivatives. As of December 31, 2016, $474.3 million in variable rate debt is hedged for a weighted average 2.7 years.

2	This presentation reflects the Company's exercise of its option to extend the maturity date by one year to July 28, 2021 for the Company's unsecured credit facility.

Schedule of Debt Maturities
(In millions)
1,000
900
800
700
600
500
400
300
200
100
0
6.7
38.5
45.2
200.0
79.6
170.6
200.0
215.3
95.0
214.9
455.0
11.3
2017
2018
2019
2020
2021
2022
2023
2024+
Mortgage Debt
Line of Credit
Unsecured Term Loans
Senior Unsecured Notes

(1) Chart excludes annual principal payments and net premiums on fixed rate debt.

p. 15	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/16

MATURITY SCHEDULE OF OUTSTANDING DEBT AS OF DECEMBER 31, 2016

($ in thousands)
Property	Lender	Interest Rate[1]	Maturity Date	Balance as of December 31, 2016	% of Total Outstanding

Pleasant Hill Commons	John Hancock Life Ins	6.00%	6/1/2017	$6,665
2017 Debt Maturities				6,665	0.4%

Whitehall Pike	CMBS	6.71%	7/5/2018	5,170
Perimeter Woods	Jackson National Life Insurance	6.02%	9/1/2018	33,330
2018 Debt Maturities				38,500	2.2%

2019 Debt Maturities				—	—%

Fishers Station [2]	Old National Bank	LIBOR + 225	1/4/2020	6,868
Lake City Commons/12th Street Plaza/University Town Center II	CMBS	5.70%	9/1/2020	20,700
Thirty South	Associated Bank	LIBOR + 205	12/31/2020	17,670
2020 Debt Maturities				45,238	2.6%

Waxahachie Crossing	CMBS	5.55%	3/1/2021	7,750
International Speedway Square	CMBS	5.77%	4/1/2021	19,367
Lima Marketplace	CMBS	5.80%	4/1/2021	8,383
Bell Oaks Centre	CMBS	5.59%	4/1/2021	6,548
Northcrest Shopping Center	CMBS	5.48%	5/1/2021	15,780
University Town Center	CMBS	5.48%	6/1/2021	18,690
Village at Bay Park	CMBS	5.58%	6/1/2021	9,183
Silver Springs Pointe	CMBS	5.03%	7/1/2021	8,800
Lake Mary Plaza	CMBS	5.10%	7/1/2021	5,080
Unsecured Credit Facility [3,4]	KeyBank (Admin. Agent)	LIBOR + 135	7/28/2021	79,600
Unsecured Term Loan [4]	KeyBank (Admin. Agent)	LIBOR + 130	7/28/2021	200,000
Bayport Commons	CMBS	5.44%	9/1/2021	12,113
Eddy Street Commons	CMBS	5.44%	9/1/2021	23,535
Four Property Pool Loan	CMBS	5.44%	9/1/2021	34,919
2021 Debt Maturities				449,748	26.0%

Centre at Panola, Phase I	CMBS	6.78%	1/1/2022	1,979
Delray Marketplace [2]	Bank of America	LIBOR + 160	2/5/2022	56,850
Palm Coast Landing	CMBS	5.00%	3/1/2022	22,550
Bayonne Crossing	CMBS	4.33%	4/1/2022	45,000
Saxon Crossing	CMBS	4.65%	7/1/2022	11,400
Merrimack Village Center	CMBS	4.36%	7/6/2022	5,445
Shops at Moore	CMBS	4.29%	9/1/2022	21,300
Shops at Julington Creek	CMBS	4.60%	9/1/2022	4,785
Centre Point Commons	CMBS	4.34%	10/1/2022	14,410
Unsecured Term Loan [4]	KeyBank (Admin. Agent)	LIBOR + 160	10/26/2022	200,000
Miramar Square	CMBS	4.16%	12/1/2022	31,625
2022 Debt Maturities				415,344	24.0%
See footnotes on next page

p. 16	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/16

MATURITY SCHEDULE OF OUTSTANDING DEBT AS OF DECEMBER 31, 2016 (CONTINUED)

($ in thousands)
Property	Lender	Interest Rate[1]	Maturity Date	Balance as of December 31, 2016	% of Total Outstanding

Centennial Gateway / Eastgate [5]	CMBS	3.81%	1/1/2023	$44,385
Crossing at Killingly Commons [5]	Huntington Bank	LIBOR + 170	1/1/2023	33,000
Centennial Center [5]	CMBS	3.83%	1/6/2023	70,455
Eastern Beltway [5]	CMBS	3.83%	1/6/2023	34,100
The Corner	CMBS	4.10%	3/1/2023	14,750
Chapel Hill	CMBS	3.78%	4/1/2023	18,250
Senior Unsecured Note	Various	4.23%	9/10/2023	95,000
2023 Debt Maturities				309,940	17.9%

Senior Unsecured Note	Various	4.47%	9/10/2025	80,000
Senior Unsecured Note	Various	4.00%	10/1/2026	300,000
Senior Unsecured Note	Various	4.57%	9/10/2027	75,000
Rampart Commons	CMBS	5.73%	6/10/2030	11,315
2024 And Beyond Debt Maturities				466,315	26.9%
NET PREMIUMS ON ACQUIRED DEBT & ISSUANCE COSTS				(676)
TOTAL DEBT PER CONSOLIDATED BALANCE SHEET				$1,731,074

____________________
1	At December 30, 2016, one-month LIBOR was 0.77%.
2	Property is held in a joint venture. The loan is guaranteed by Kite Realty Group, LP. See Joint Venture Summary on page 14 for additional detail.
3	Assumes Company exercises its option to extend the maturity date by one year
4	The Company has 103 unencumbered properties of which 96 are wholly owned and included in the unencumbered property pool of our unsecured facilities.
5	Property is held in a joint venture. See Joint Venture Summary on page 14 for additional detail.

p. 17	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/16

UNSECURED PUBLIC DEBT COVENANTS

	December 31, 2016	Threshold[1]

Total Debt to Undepreciated Assets	41.8%	<60%

Secured Debt to Undepreciated Assets	16.9%	<40%

Undepreciated Unencumbered Assets to Unsecured Debt	258.7%	>150%

Debt Service Coverage	3.5x	>1.5x

Senior Unsecured Debt Ratings:
Moody's Investors Service	Baa3/Stable
Standard & Poor's Rating Services	BBB-/Stable

Liquidity
Cash and cash equivalents	$19,874
Availability under unsecured credit facility	409,926
	$429,800

____________________
1	For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the terms, refer to the Company's filings with the SEC.

p. 18	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/16

TOP 10 RETAIL TENANTS BY TOTAL GROSS LEASABLE AREA (GLA)

As of December 31, 2016

This table includes the following:

•	Operating retail properties;

•	Operating office properties; and

•	Development/Redevelopment property tenants open for business or ground lease tenants who commenced paying rent as of December 31, 2016.

Tenant	Number of Locations	Total GLA	Number of Leases	Company Owned GLA	Ground Lease GLA	Number of Anchor Owned Locations	Anchor Owned GLA
Wal-Mart Stores, Inc.[1]	15	2,578,323	6	203,742	811,956	9	1,562,625
Target	16	2,301,943	—	—	—	16	2,301,943
Lowe's Companies, Inc.	14	2,072,666	5	128,997	650,161	9	1,293,508
Home Depot Inc.	6	788,167	1	—	131,858	5	656,309
Kohls Corporation	9	782,386	5	184,516	244,010	4	353,860
Publix Super Markets, Inc.	16	773,131	16	773,131	—	—	—
TJX Companies, Inc.[2]	22	656,931	22	656,931	—	—	—
Ross Stores, Inc.	19	532,707	19	532,707	—	—	—
Bed Bath & Beyond, Inc.[3]	19	493,719	19	493,719	—	—	—
Petsmart, Inc.	20	410,725	20	410,725	—	—	—
Total	156	11,390,698	113	3,384,468	1,837,985	43	6,168,245

____________________
1	Includes Sam's Club, which is owned by the same parent company.
2	Includes TJ Maxx, Home Goods and Marshalls, all of which are owned by the same parent company.
3	Includes Buy Buy Baby, Christmas Tree Shops and Cost Plus, all of which are owned by the same parent company.

p. 19	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/16

TOP 25 TENANTS BY ANNUALIZED BASE RENT

As of December 31, 2016

($ in thousands, except per square foot data)

This table includes the following:

•	Operating retail properties;

•	Operating office properties; and

•	Development/Redevelopment property tenants open for business or ground lease tenants who commenced paying rent as of December 31, 2016.

Tenant	Number of Stores	Leased GLA/NRA[1]	% of Owned GLA/NRA of the Portfolio	Annualized Base Rent[2,3]	Annualized Base Rent per Sq. Ft.[3]	% of Total Portfolio Annualized Base Rent[3]
Publix Super Markets, Inc.	16	773,131	3.1%	$7,686	$9.94	2.8%
TJX Companies, Inc.[4]	22	656,931	2.6%	6,770	10.31	2.5%
Petsmart, Inc.	20	410,725	1.6%	6,146	14.96	2.2%
Bed Bath & Beyond, Inc.[5]	19	493,719	2.0%	6,027	12.21	2.2%
Ross Stores, Inc.	19	532,707	2.1%	5,851	10.98	2.1%
Lowe's Companies, Inc.	5	128,997	0.5%	5,039	6.47	1.8%
Office Depot (11) / Office Max (6)	17	345,118	1.4%	4,745	13.75	1.7%
Dick's Sporting Goods, Inc.[6]	8	390,502	1.6%	4,118	10.55	1.5%
Ascena Retail Group[7]	34	206,082	0.8%	4,093	19.86	1.5%
Michaels Stores, Inc.	14	295,066	1.2%	3,927	13.31	1.4%
Nordstrom, Inc.	6	197,845	0.8%	3,918	19.80	1.4%
Wal-Mart Stores, Inc.[8]	6	203,742	0.8%	3,655	3.60	1.3%
LA Fitness	5	208,209	0.8%	3,447	16.56	1.3%
Best Buy Co., Inc.	6	213,604	0.9%	3,046	14.26	1.1%
Kohl's Corporation	5	184,516	0.7%	2,927	6.83	1.1%
Toys "R" Us	6	179,316	0.7%	2,924	11.82	1.1%
National Amusements	1	80,000	0.3%	2,898	36.22	1.1%
Mattress Firm Holdings Corp (18) / Sleepy's (5)	23	105,001	0.4%	2,840	27.05	1.0%
Petco Animal Supplies, Inc.	12	167,455	0.7%	2,773	16.56	1.0%
The Gap[9]	11	172,701	0.7%	2,664	15.43	1.0%
DSW	9	175,133	0.7%	2,491	14.22	0.9%
Ulta Salon Cosmetics	10	107,015	0.4%	2,174	20.31	0.8%
Frank Theatres	2	122,224	0.5%	2,118	17.33	0.8%
Walgreens	4	67,212	0.3%	2,099	31.23	0.8%
Stein Mart, Inc.	8	275,222	1.1%	2,069	7.52	0.8%
TOTAL	288	6,692,173	26.7%	$96,445	$11.44	35.2%

____________________
1	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.
2	Annualized base rent represents the monthly contractual rent for December 31, 2016 for each applicable tenant multiplied by 12. Annualized base rent does not include tenant reimbursements.
3	Annualized base rent and percent of total portfolio includes ground lease rent.
4	Includes TJ Maxx (13), Marshalls (7) and HomeGoods (2), all of which are owned by the same parent company.
5	Includes Bed Bath and Beyond (11), Buy Buy Baby (4) Christmas Tree Shops (1) and Cost Plus (3), all of which are owned by the same parent company.
6	Includes Ann Taylor (5), Catherine's (2), Dress Barn (11), Lane Bryant (7), Justice Stores (5) and Maurices (4), all of which are owned by the same parent company.
7	Includes Dick's Sporting Goods (7) and Golf Galaxy (1), both of which are owned by the same parent company.
8	Includes Sam's Club, which is owned by the same parent company.
9	Includes Banana Republic (1), Gap (1) and Old Navy (9), all of which are owned by the same parent company.

p. 20	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/16

LEASING SUMMARY[1]

			Comparable Space[1,2]
Category	Total Leases	Total Sq. Ft.	Leases	Sq. Ft.	Prior Rent PSF[3]	New Rent PSF[4,5]	Rent Spread	TI, LL Work, Lease Commissions PSF [6]
New Leases - Q4, 2016	49	218,329	25	137,028	$14.84	$18.74	26.3%	$52.03
New Leases - Q3, 2016	49	208,320	23	99,666	$21.17	$23.95	13.1%	$89.27
New Leases - Q2, 2016	45	125,804	18	65,877	$16.72	$19.98	19.5%	$33.69
New Leases - Q1, 2016	36	119,632	12	48,192	$19.29	$21.49	11.4%	$53.14

Renewals - Q4, 2016[7]	43	352,761	43	352,761	$13.98	$14.75	5.5%	$1.10
Renewals - Q3, 2016	61	419,605	61	419,605	$15.72	$17.08	8.7%	$1.12
Renewals - Q2, 2016	53	297,542	53	297,542	$13.93	$14.87	6.7%	$0.49
Renewals - Q1, 2016	52	285,706	52	285,706	$15.34	$16.42	7.1%	$1.30

Total - Q4, 2016	92	571,090	68	489,789	$14.22	$15.87	11.5%	$15.36
Total - Q3, 2016	110	627,925	84	519,271	$16.77	$18.40	9.7%	$18.05
Total - Q2, 2016	98	423,346	71	363,419	$14.43	$15.79	9.4%	$6.50
Total - Q1, 2016	88	405,338	64	333,898	$15.91	$17.15	7.8%	$8.78

________________
1
Comparable space leases on this report are included for retail properties only. Leases at our two office properties, Thirty South Meridian and Eddy Street, are included in the totals and ground leases are excluded.

2	Comparable leases represent those leases signed for which there was a former tenant within the last 12 months.
3	Prior rent represents minimum rent, if any, paid by the prior tenant in the final 12 months of the term.
4	All amounts reported at lease execution.
5	Contractual rent represents contractual minimum rent per square foot for the first 12 months of the lease.
6
Includes redevelpment costs for tenant specific landlord work and tenant allowances provided to tenants at properties in the 3-R pipeline. Excluding the costs associated with three anchor leases the Q3, 2016 new lease amount would have been $47.53 psf.

7	Negotiated cash renewal spread on comparable leases for Q4, 2016, excluding two anchor renewals at flat rental rates, was 8.1%.

p. 21	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/16

LEASE EXPIRATIONS – OPERATING PORTFOLIO

As of December 31, 2016

($ in thousands, except per square foot data)

This table includes the following:

•	Operating retail properties;

•	Operating office properties; and

•	Development/Redevelopment property tenants open for business or ground lease tenants who commenced paying rent as of December 31, 2016.

	Number of Expiring Leases[1]	Expiring GLA/NRA[2]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[3]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2017	211	1,051,836	6.6%	$18,350	7.3%	$17.45	$—
2018	328	2,018,173	12.7%	33,452	13.2%	16.58	1,588
2019	267	1,751,580	11.0%	25,707	10.2%	14.68	652
2020	251	2,125,620	13.3%	29,253	11.6%	13.76	1,592
2021	314	1,845,118	11.6%	30,602	12.1%	16.59	905
2022	177	1,634,594	10.2%	24,932	9.9%	15.25	1,191
2023	124	1,012,008	6.4%	15,945	6.3%	15.76	360
2024	94	1,018,193	6.4%	19,667	7.8%	19.32	288
2025	72	657,216	4.1%	11,334	4.5%	17.25	806
2026	84	798,900	5.0%	11,864	4.7%	14.85	1,404
Beyond	117	2,039,566	12.8%	31,870	12.6%	15.63	10,167
	2,039	15,952,804	100.0%	$252,976	100.0%	$15.86	$18,952

____________________
1	Lease expiration table reflects rents in place as of December 31, 2016 and does not include option periods; 2017 expirations include 29 month-to-month tenants. This column also excludes ground leases.
2	Expiring GLA excludes estimated square footage attributable to non-owned structures on land owned by the Company and ground leased to tenants.
3	Annualized base rent represents the monthly contractual rent for December 2016 for each applicable tenant multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 22	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/16

LEASE EXPIRATIONS – RETAIL ANCHOR TENANTS[1]

As of December 31, 2016

($ in thousands, except per square foot data)

This table includes the following:

•	Operating retail properties; and

•	Development/Redevelopment property tenants open for business or ground lease tenants who commenced paying rent as of December 31, 2016.

	Number of Expiring Leases[2]	Expiring GLA/NRA[3]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[4]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2017	20	501,932	3.1%	$5,881	2.3%	$11.72	$—
2018	47	1,287,404	8.1%	15,118	6.0%	11.74	1,194
2019	36	1,161,220	7.3%	11,324	4.5%	9.75	—
2020	40	1,606,777	10.1%	16,641	6.6%	10.36	1,111
2021	44	1,130,968	7.1%	13,088	5.2%	11.57	318
2022	46	1,181,613	7.4%	14,515	5.7%	12.28	745
2023	26	660,607	4.2%	7,768	3.1%	11.76	260
2024	22	738,131	4.6%	13,138	5.2%	17.80	—
2025	18	422,381	2.6%	5,757	2.3%	13.63	381
2026	18	537,582	3.4%	5,429	2.1%	10.10	750
Beyond	48	1,822,566	11.4%	25,875	10.2%	14.20	6,259
	365	11,051,181	69.3%	$134,535	53.2%	$12.17	$11,018

____________________
1	Retail anchor tenants are defined as tenants that occupy 10,000 square feet or more.
2	Lease expiration table reflects rents in place as of December 31, 2016 and does not include option periods.
3	Expiring GLA excludes square footage for non-owned ground lease structures on land we own and ground leased to tenants.
4	Annualized base rent represents the monthly contractual rent for December 2016 for each applicable tenant multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 23	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/16

LEASE EXPIRATIONS – RETAIL SHOPS

As of December 31, 2016

($ in thousands, except per square foot data)

This table includes the following:

•	Operating retail properties; and

•	Development/Redevelopment property tenants open for business as of December 31, 2016.

	Number of Expiring Leases[1]	Expiring GLA/NRA[2]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[3]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2017	188	463,814	2.9%	$10,914	4.3%	$23.53	$—
2018	279	712,932	4.4%	17,944	7.1%	25.17	394
2019	230	585,107	3.7%	14,281	5.6%	24.41	652
2020	209	505,532	3.2%	12,356	4.9%	24.44	481
2021	267	705,151	4.4%	17,286	6.8%	24.51	587
2022	128	401,935	2.5%	9,544	3.8%	23.74	447
2023	96	318,413	2.0%	7,552	3.0%	23.72	100
2024	69	205,836	1.3%	5,330	2.1%	25.89	288
2025	51	155,195	1.0%	4,307	1.7%	27.75	425
2026	66	261,318	1.6%	6,434	2.5%	24.62	654
Beyond	67	200,555	1.2%	5,607	2.1%	27.96	3,907
	1,650	4,515,788	28.3%	$111,556	44.0%	$24.70	$7,934

____________________
1
Lease expiration table reflects rents in place as of December 31, 2016, and does not include option periods; 2017 expirations include 29 month-to-month tenants. This column also excludes ground leases.

2	Expiring GLA excludes estimated square footage attributable to non-owned structures on land we own and ground leased to tenants.
3	Annualized base rent represents the monthly contractual rent for December 2016 for each applicable tenant multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 24	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/16

LEASE EXPIRATIONS – OFFICE TENANTS

As of December 31, 2016

($ in thousands, except per square foot data)

	Number of Expiring Leases[1]	Expiring GLA/NRA[2]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[3]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.
2017	3	86,090	0.5%	$1,554	0.6%	$18.05
2018	2	17,837	0.1%	391	0.2%	21.90
2019	1	5,253	—%	101	—%	19.25
2020	2	13,311	0.1%	256	0.1%	19.25
2021	3	8,999	0.1%	227	0.1%	25.28
2022	3	51,046	0.3%	874	0.3%	17.11
2023	2	32,988	0.2%	625	0.2%	18.96
2024	3	74,226	0.5%	1,200	0.5%	16.16
2025	3	79,640	0.5%	1,270	0.5%	15.95
2026	—	—	—%	—	—%	—
Beyond	2	16,445	0.1%	388	0.2%	23.57
	24	385,835	2.4%	$6,886	2.7%	$17.85

____________________
1	Lease expiration table reflects rents in place as of December 31, 2016 and does not include option periods. This column also excludes ground leases.
2	Lease expiration table reflects rents in place as of December 31, 2016 and does not include option periods. This column also excludes ground leases.
3	Annualized base rent represents the monthly contractual rent for December 2016 for each applicable tenant multiplied by 12. Excludes tenant reimbursements.

p. 25	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/16

DEVELOPMENT PROJECTS UNDER CONSTRUCTION

As of December 31, 2016

($ in thousands)

Project	Company Ownership %	MSA	Projected Stabilization Date[1]	Projected Owned GLA[2]	Projected Total GLA[3]	Percent of Owned GLA Occupied[4]	Percent of Owned GLA Pre-Leased/ Committed[5]	Total Estimated Project Cost	Cost Incurred as of December 31, 2016	Major Tenants and Non-owned Anchors
Parkside Town Commons, NC - Phase II6	100%	Raleigh	Mid 2017	297,277	347,642	53.3%	74.7%	$86,100	$82,935	Frank Theatres, Golf Galaxy, Stein Mart, Chuy's, Starbucks, Panera Bread
Holly Springs Towne Center, NC - Phase II Expansion	100%	Raleigh	Mid 2018	31,800	31,800	—%	72.3%	$4,500	$—	O2 Fitness
Total				329,077	379,442	48.2%	74.5%	$90,600	$82,935

Projected Annualized Development / Redevelopment Cash NOI Summary
Remaining Under Construction Development / Redevelopment Cash NOI	$8,684
Remaining Transitional Development / Redevelopment Cash NOI	1,203
Total Remaining Annual Cash NOI	$9,887

Summary of Construction In Progress on Consolidated Balance Sheet:
Under Construction Development / Redevelopment CIP	$14,648
Transitional Development / Redevelopment CIP	8,646
Deerwood Lakes - Jacksonville, FL	23,664
Holly Springs Towne Center - Phase III	5,710
Various tenant improvements and small projects	16,757
Construction In Progress on Consolidated Balance Sheet	$69,425

____________________
1	Stabilization date represents near completion of project construction and substantial occupancy of the property.
2
Projected Owned GLA represents gross leasable area we project we will own. It excludes square footage that we project will be attributable to non-owned outlot structures on land owned by us and expected to be ground leased to tenants. It also excludes non-owned anchor space.

3
Projected Total GLA includes Projected Owned GLA, projected square footage attributable to non-owned outlot structures on land that we own, and non-owned anchor space that currently exists or is under construction.

4	Includes tenants that have taken possession of their space or have begun paying rent.
5
Excludes outlot land parcels owned by the Company and ground leased to tenants. Includes leases under negotiation for approximately 6,832 square feet for which the Company has signed non-binding letters of intent.

6	Currently negotiating lease to replace former Field & Stream anchor, which would increase Pre-leased / Committed to 91.5%.

p. 26	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/16

UNDER CONSTRUCTION REDEVELOPMENT, REPOSITION, AND REPURPOSE PROJECTS

($ in thousands)

Property	Location (MSA)	Description	Projected ROI	Projected Cost	Percentage of Cost Spent	Est. Stabilized Period
Bolton Plaza, Phase II	Jacksonville	Replacing existing vacant shop space with Marshalls and a ground lease with Aldi; additionally undergoing center upgrades.	9.0% - 9.5%	$6,000 - $7,000	65%	1H 2017
Burnt Store Promenade*	Punta Gorda	New building construction of Publix into 45,000 square foot space. New 20 year lease and center upgrades.	10.5% - 11.5%	$9,000 - $10,000	14%	1H 2018
Castleton Crossing	Indianapolis	Demolition of existing structure to create new outparcel small shop building.	11.5% - 12.0%	$3,000 - $4,000	71%	1H 2017
City Center*	White Plains	Reactivating street-level retail components and enhancing overall shopping experience within multilevel project.	6.5% - 7.0%	$17,000 - $17,500	71%	1H 2018
Centennial Gateway	Las Vegas	Retenanting 13,950 square foot anchor location to enhance overall quality of the center; also includes additional structural improvements and building upgrades.	29% - 30%	$1,000 - $1,500	1%	2H 2017
Market Street Village	Fort Worth	Retenanting 15,000 square foot anchor space with Party City.	25.5% - 26.5%	$1,000 - $1,500	4%	1H 2017
Northdale Promenade*	Tampa	Multi-phase project involving rightsizing of an existing shop tenant to accommodate construction of new junior anchor, and the demolition of shop space to add another junior anchor, enhance space visibility, and improve overall small shop mix.	11.0% - 11.5%	$5,000 - $6,000	41%	1H 2017
Portofino Shopping Center, Phase I	Houston	Addition of two small shop buildings on outparcels.	8.5% - 9.0%	$5,000 - $6,000	95%	1H 2017
Portofino Shopping Center, Phase II	Houston	Demolition and expansion of existing vacant space to accommodate Nordstrom Rack; rightsizing of existing Old Navy, and relocation of shop tenants.	8.0% - 8.5%	$6,500 - $7,500	22%	2H 2018
Trussville Promenade1	Birmingham	Replacing existing vacant small shops with 22,000 square foot junior anchor.	6.5% - 7.5%	$4,500 - $5,500	8%	2H 2017

UNDER CONSTRUCTION REDEVELOPMENT, REPOSITION, REPURPOSE TOTALS			9.0% - 10.0%	$58,000 - $66,500	47%

COMPLETED PROJECTS DURING Q4 2016

Property	Location (MSA)	Description	Annual Projected ROI	Cost
Hitchcock Plaza	Augusta-Aiken	Replaced recaptured vacant box with two junior anchors and incremental shop space.	8.0%	$2,700
Shops at Moore	Oklahoma City	Expanded existing vacant space to be reconstructed and occupied with the addition of a new junior anchor.	13.4%	$1,000
Tarpon Bay Plaza	Naples	Recaptured junior anchor space to enhance merchandising mix and cross shopping experience; also, upgraded exterior of the center and completed other building improvements.	17.4%	$2,100
Traders Point	Indianapolis	Overhauled existing AMC theatre to upgrade to a premier entertainment center; renovation included adding food and beverage component and high-end / luxury improvements.	9.0%	$2,500

COMPLETED PROJECTS TOTALS			11.3%	$8,300

____________________
1	Refers to Trussville I
*	Asterisk represents assets removed from the operating portfolio.

p. 27	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/16

REDEVELOPMENT, REPOSITION, AND REPURPOSE OPPORTUNITIES

($ in thousands)

REDEVELOPMENT	Location (MSA)	Description
Beechwood Promenade*	Athens	Remerchandising opportunity across vacant shop space via new fitness facility, fast casual, and other shops; also considering self storage opportunities.
Courthouse Shadows*	Naples	Recapture of natural lease expiration; re-tenanting center to add a large format tenant / grocer, as well as, additional junior box opportunities and outparcel development.
Fishers Station*	Indianapolis	Demolition, expansion, and replacement of previous anchor.
Hamilton Crossing Centre*	Indianapolis	Recapture of lease expiration; substantially enhancing merchandising mix and replacing available anchor tenant.
Rampart Commons*	Las Vegas	Addition of new tenants replacing expiring leases. Upgrades to building façades and hardscape through the center.
The Landing at Tradition	Port St. Lucie
Retenanting of 40,295 square feet, as well as, relocation of an additional existing 7,500 sf tenant within the center to allow for the construction of a new 60,628 sf new anchor tenant. Also, the construction of a new 10,000 sf small shop building on an outparcel currently owned by the Company.

Targeted Return		9.5% - 10.5%
Expected Cost		$50,000 - $60,000

REPOSITION[1]	Location (MSA)	Description
Centennial Center	Las Vegas	General building enhancements including improved access of main entry point. Addition of two restaurants to anchor the small shop building.
Landstown Commons	Virginia Beach
Either relocation of an existing tenant to accommodate a drive through or the addition of a new tenant with a drive through. General improvement of the main street area, including façade improvements and addition of pedestrian elements.

Miramar Square	Ft. Lauderdale	Remerchandising existing 20,000 square foot anchor space to enhance tenant mix; additional asset upgrades to improve position in market.
Targeted Return		9.5% - 10.5%
Expected Cost		$15,000 - $20,000

REPURPOSE	Location (MSA)	Description
The Corner*	Indianapolis	Creation of a mixed use (retail and multi-family) development replacing an unanchored small shop center.
Targeted Return		9.0% - 9.5%
Expected Cost		$15,000 - $20,000

Total Targeted Return		9.0% - 11.0%
Total Expected Cost		$80,000 - $100,000

____________________
1	Reposition refers to less substantial asset enhancements based on internal costs.
*	Asterisk represents assets removed from the operating portfolio.
Note:
These opportunities are merely potential at this time and are subject to various contingencies, many of which are beyond the Company's control. Targeted return is based upon our current expectations of capital expenditures, budgets, anticipated leases and certain other factors relating to such opportunities. The actual return on these investments may not meet our expectations.

p. 28	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/16

GEOGRAPHIC DIVERSIFICATION – ANNUALIZED BASE RENT BY REGION AND STATE

As of December 31, 2016

($ in thousands)

Region/State	Total Operating Portfolio Excluding Developments and Redevelopments		Developments and Redevelopments[2]		Total Operating Portfolio Including Developments and Redevelopments
	Owned GLA/NRA[1]	Annualized Base Rent	Owned GLA/NRA[1]	Annualized Base Rent	Number of Properties	Owned GLA/NRA[1]	Annualized Base Rent - Ground Leases	Total Annualized Base Rent	Percent of Annualized Base Rent
Florida
Florida	4,264,353	$60,402	283,627	$2,277	38	4,547,980	$3,755	$66,433	24.4%
Southeast
North Carolina	861,963	15,810	329,077	3,513	10	1,191,040	3,158	22,480	8.3%
Georgia	394,419	4,905	353,970	3,376	4	748,389	500	8,781	3.2%
Tennessee	406,444	6,135	—	—	2	406,444	—	6,135	2.3%
South Carolina	515,232	5,409	—	—	3	515,232	—	5,409	2.0%
Alabama	526,724	4,927	—	—	2	526,724	201	5,129	1.9%
Total Southeast	2,704,782	37,186	683,047	6,889	21	3,387,829	3,858	47,933	17.7%
Mid-Central
Texas	2,284,415	33,769	—	—	12	2,284,415	1,082	34,851	12.8%
Oklahoma	822,375	11,487	—	—	5	822,375	1,188	12,676	4.7%
Total Mid-Central	3,106,790	45,256	—	—	17	3,106,790	2,271	47,527	17.5%
Midwest
Indiana	2,168,235	29,438	294,012	1,868	22	2,462,247	1,053	32,359	11.9%
Indiana - Office	369,556	6,434	—	—	2	369,556	—	6,434	2.4%
Illinois	310,865	4,200	—	—	3	310,865	—	4,200	1.5%
Ohio	236,230	2,142	—	—	1	236,230	—	2,142	0.8%
Wisconsin	82,254	1,197	—	—	1	82,254	381	1,578	0.6%
Total Midwest	3,167,140	43,411	294,012	1,868	29	3,461,152	1,434	46,713	17.2%
West
Nevada	848,549	18,291	81,292	2,149	7	929,841	3,819	24,259	8.8%
Utah	387,197	6,383	—	—	2	387,197	171	6,554	2.4%
Arizona	79,902	2,320	—	—	1	79,902	—	2,320	0.9%
Total West	1,315,648	26,994	81,292	2,149	10	1,396,940	3,990	33,132	12.2%
Northeast
New York	—	—	313,139	9,174	1	313,139	—	9,174	3.4%
New Jersey	245,988	5,779	—	—	2	245,988	2,251	8,030	3.0%
Virginia	398,333	7,165	—	—	1	398,333	294	7,459	2.6%
Connecticut	208,929	3,331	—	—	1	208,929	939	4,270	1.6%
New Hampshire	78,892	1,096	—	—	1	78,892	160	1,256	0.5%
Total Northeast	932,142	17,372	313,139	9,174	6	1,245,281	3,644	30,189	11.1%
	15,490,855	$230,620	1,655,117	$22,356	121	17,145,972	$18,952	$271,927	100.0%

____________________
1	Owned GLA/NRA represents gross leasable area or net leasable area owned by the Company. It also excludes the square footage of Union Station Parking Garage.
2	Represents the nine redevelopment and two development projects not in the retail operating portfolio.

p. 29	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/16

OPERATING RETAIL PORTFOLIO SUMMARY REPORT

As of December 31, 2016

Property[1]	Location (MSA)	Year Built/ Renovated	Owned GLA[2]			Leased %			ABR per SqFt	Major Owned Tenants	Major Non-owned Tenants
			Total	Anchors	Shops	Total	Anchors	Shops
Alabama
Clay Marketplace	Birmingham	1966/2003	63,107	44,840	18,267	97.6%	100.0%	91.5%	$12.50	Publix
Trussville Promenade	Birmingham	1999	463,617	376,010	87,607	95.0%	100.0%	73.3%	9.45	Wal-Mart, Regal Cinemas, Marshalls, Big Lots, PetSmart, Dollar Tree, Ross Dress for Less	Kohl's, Sam's Club
Arizona
The Corner	Tucson	2008	79,902	55,883	24,019	100.0%	100.0%	100.0%	29.03	Nordstrom Rack, Total Wine & More	Home Depot
Connecticut
Crossing at Killingly Commons[3]	Killingly	2010	208,929	148,250	60,679	97.0%	100.0%	89.5%	16.44	TJ Maxx, Bed Bath & Beyond, Michaels, Petco, Staples, Stop & Shop Supermarket, Lowe's Home Improvement	Target
Florida
12th Street Plaza	Vero Beach	1978/2003	135,016	121,376	13,640	97.9%	100.0%	79.2%	9.64	Publix, Stein Mart, Tuesday Morning, Sunshine Furniture, Planet Fitness
Bayport Commons	Tampa	2008	97,193	71,540	25,653	93.7%	100.0%	76.2%	15.90	Gander Mountain, PetSmart, Michaels	Target
Bolton Plaza	Jacksonville	1986/2014	154,555	136,195	18,360	100.0%	100.0%	100.0%	9.59	LA Fitness, Academy Sports, Marshalls, Aldi
Centre Point Commons	Bradenton	2007	119,275	93,574	25,701	100.0%	100.0%	100.0%	17.12	Best Buy, Dick's Sporting Goods, Office Depot	Lowe's Home Improvement
Cobblestone Plaza	Ft. Lauderdale	2011	133,220	68,169	65,051	98.7%	100.0%	97.3%	27.24	Whole Foods, Party City
Colonial Square	Fort Myers	2010	182,358	146,283	36,075	69.2%	71.4%	60.6%	12.87	Around the Clock Fitness, Dollar Tree, Hobby Lobby, PetSmart, Kohl's
Cove Center	Stuart	1984/2008	155,063	130,915	24,148	95.7%	100.0%	72.5%	9.05	Publix, Beall's, Ace Hardware
Delray Marketplace[3]	Delray	2013	260,138	118,136	142,002	96.9%	100.0%	94.4%	25.26	Frank Theatres, Publix, Jos. A. Bank, Carl's Patio, Chicos, Charming Charlie, Ann Taylor, Burt & Max's
Estero Town Commons	Naples	2006	25,631	—	25,631	80.6%	—	80.6%	14.54	Lowe's Home Improvement, Dollar Tree
Gainesville Plaza	Gainesville	1970/2015	162,243	125,162	37,081	86.4%	100.0%	40.4%	9.42	Ross Dress for Less, Burlington Coat Factory, 2nd and Charles, Save a Lot
Hunter's Creek Promenade	Orlando	1994	119,729	55,999	63,730	100.0%	100.0%	100.0%	14.40	Publix
Indian River Square	Vero Beach	1997/2004	142,706	109,000	33,706	92.4%	100.0%	68.0%	11.20	Beall's, Office Depot, Dollar Tree	Target
International Speedway Square	Daytona	1999/2013	233,443	203,405	30,038	98.3%	100.0%	86.7%	11.39	Bed, Bath & Beyond, Stein Mart, Old Navy, Staples, Michaels, Dick’s Sporting Goods, Total Wine & More, Shoe Carnival
King's Lake Square	Naples	1986/2014	88,314	57,131	31,183	96.2%	100.0%	89.3%	17.33	Publix, Royal Fitness
Lake City Commons	Lake City	2008	65,723	45,600	20,123	100.0%	100.0%	100.0%	14.59	Publix
Lake City Commons - Phase II	Lake City	2011	16,291	12,131	4,160	100.0%	100.0%	100.0%	15.41	PetSmart
Lake Mary Plaza	Orlando	2009	21,370	14,880	6,490	100.0%	100.0%	100.0%	37.26	Walgreens
Lakewood Promenade	Jacksonville	1948/1998	196,796	77,840	118,956	82.8%	100.0%	71.6%	11.82	SteinMart, Winn Dixie
Lithia Crossing	Tampa	2003/2013	90,499	53,547	36,952	100.0%	100.0%	100.0%	15.03	Stein Mart, Fresh Market
Miramar Square	Ft. Lauderdale	2008	224,725	137,505	87,220	82.9%	85.5%	78.9%	15.49	Kohl's, Miami Children's Hospital, Dollar General
Palm Coast Landing	Palm Coast	2010	166,027	100,822	65,205	100.0%	100.0%	100.0%	18.70	Michaels, PetSmart, Ross Dress for Less, TJ Maxx, Ulta Salon	Target
Pine Ridge Crossing	Naples	1993	105,867	66,351	39,516	100.0%	100.0%	100.0%	17.64	Publix, Party City	Beall's, Target

See footnotes on page 34

p. 30	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/16

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of December 31, 2016

Property[1]	Location (MSA)	Year Built/ Renovated	Owned GLA[2]			Leased %			ABR per Sq. ft.	Major Owned Tenants	Major Non-owned Tenants
			Total	Anchors	Shops	Total	Anchors	Shops
Pleasant Hill Commons	Orlando	2008	70,642	45,600	25,042	97.2%	100.0%	92.2%	$14.85	Publix
Riverchase Plaza	Naples	1991/2001	78,291	48,890	29,401	100.0%	100.0%	100.0%	15.97	Publix
Saxon Crossing	Orange City	2009	119,894	95,304	24,590	99.0%	100.0%	95.1%	14.37	Hobby Lobby, LA Fitness	Lowe's Home Improvement, Target
Shops at Eagle Creek	Naples	1983/2013	70,805	50,187	20,618	94.7%	100.0%	81.8%	15.48	Fresh Market, Staples	Lowe's Home Improvement
Shops at Eastwood	Orlando	1997	69,037	51,512	17,525	98.2%	100.0%	92.7%	13.15	Publix
Shops at Julington Creek	Jacksonville	2011	40,219	21,038	19,181	100.0%	100.0%	100.0%	19.11	Fresh Market
Tamiami Crossing	Naples	2016	121,705	121,705	—	100.0%	100.0%	—%	12.49	Marshalls, Michaels, PetSmart, Ross Dress for Less, Stein Mart, Ulta	Wal-Mart
Tarpon Bay Plaza	Naples	2007	82,535	60,139	22,396	94.7%	100.0%	80.3%	20.95	World Market, Staples, PetSmart	Target
Temple Terrace	Temple Terrace	2012	90,377	58,798	31,579	100.0%	100.0%	100.0%	11.01	Sweetbay, United Parcel Service
The Landing at Tradition	Port St. Lucie	2007	359,774	290,396	69,378	82.7%	86.1%	68.1%	15.29	TJ Maxx, Ulta Salon, Babies "R" Us, Bed Bath & Beyond, LA Fitness, Michaels, Office Max, Old Navy, PetSmart, Pier 1, DSW	Target
Tradition Village Center	Port St. Lucie	2006	84,163	45,600	38,563	91.3%	100.0%	81.0%	16.60	Publix
Village Walk	Fort Myers	2009	78,533	54,340	24,193	95.9%	100.0%	86.8%	16.04	Publix
Waterford Lakes Village	Orlando	1997	77,948	51,703	26,245	100.0%	100.0%	100.0%	13.03	Winn-Dixie
Georgia
Mullins Crossing	Evans	2005	251,712	205,716	45,996	99.4%	100.0%	96.5%	12.47	Ross Dress for Less, Babies "R" Us, Kohls, La-Z Boy, Marshalls, Office Max, Petco	Target
Publix at Acworth	Atlanta	1996	69,628	37,888	31,740	98.3%	100.0%	96.2%	12.39	Publix
The Centre at Panola	Atlanta	2001	73,079	51,674	21,405	100.0%	100.0%	100.0%	12.83	Publix
Illinois
Fox Lake Crossing	Chicago	2002	99,072	65,977	33,095	91.9%	100.0%	75.8%	13.51	Dominick's Finer Foods, Dollar Tree
Naperville Marketplace	Chicago	2008	83,793	61,683	22,110	98.1%	100.0%	92.6%	13.56	TJ Maxx, PetSmart,	Caputo's
South Elgin Commons	Chicago	2011	128,000	128,000	—	100.0%	100.0%	—%	14.50	LA Fitness, Ross Dress for Less, Toy "R" Us	Target
Indiana
54th & College	Indianapolis	2008	—	—	—	—%	—%	—%	0.00	The Fresh Market (ground lease)
Beacon Hill	Crown Point	2006	56,897	11,043	45,854	94.4%	100.0%	93.0%	15.73	Anytime Fitness	Strack & Van Till, Walgreens
Bell Oaks Centre	Newburgh	2008	94,959	74,122	20,837	98.3%	100.0%	92.3%	11.83	Schnuck's Market
Boulevard Crossing	Kokomo	2004	124,631	74,440	50,191	95.7%	100.0%	89.4%	14.77	Petco, TJ Maxx, Ulta Salon, Shoe Carnival	Kohl's
Bridgewater Marketplace	Indianapolis	2008	25,975	—	25,975	74.9%	—%	74.9%	18.60		Walgreens
Castleton Crossing	Indianapolis	1975/2012	286,377	247,710	38,667	98.7%	100.0%	90.4%	11.47	K&G Menswear, Value City, TJ Maxx/Home Goods, Shoe Carnival, Dollar Tree, Burlington Coat Factory
Cool Creek Commons	Indianapolis	2005	124,272	53,600	70,672	93.8%	100.0%	89.2%	17.86	The Fresh Market, Stein Mart
Depauw University Bookstore and Café	Greencastle	2012	11,974	—	11,974	100.0%	—%	100.0%	8.36	Folletts, Starbucks
Eddy Street Commons	South Bend	2009	87,991	20,154	67,837	96.0%	100.0%	94.8%	24.85	Hammes Bookstore, Urban Outfitters
Geist Pavilion	Indianapolis	2006	63,910	29,700	34,210	96.2%	100.0%	92.8%	16.52	Goodwill, Ace Hardware
Glendale Town Center	Indianapolis	1958/2008	393,002	329,546	63,456	97.8%	100.0%	86.6%	7.17	Macy’s, Landmark Theaters, Staples, Indianapolis Library, Nexus Academy of Indianapolis	Lowe's Home Improvement, Target, Walgreens
Greyhound Commons	Indianapolis	2005	9,152	—	9,152	100.0%	—%	100.0%	13.05		Lowe's Home Improvement Center

See footnotes on page 34

p. 31	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/16

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of December 31, 2016

Property[1]	Location (MSA)	Year Built/ Renovated	Owned GLA[2]			Leased %			ABR per Sqft	Major Owned Tenants	Major Non-owned Tenants
			Total	Anchors	Shops	Total	Anchors	Shops
Lima Marketplace	Fort Wayne	2008	100,461	71,521	28,940	89.7%	100.0%	64.1%	$14.32	Aldi, Dollar Tree, Office Depot, PetSmart	Wal-Mart
Rangeline Crossing	Indianapolis	1986/2013	99,257	47,962	51,295	100.0%	100.0%	100.0%	21.84	Earth Fare, Walgreens
Rivers Edge	Indianapolis	2011	150,428	117,890	32,538	100.0%	100.0%	100.0%	21.22	Nordstrom Rack, The Container Store, Arhaus Furniture, Bicycle Garage of Indy, Buy Buy Baby, J Crew Mercantile
Stoney Creek Commons	Indianapolis	2000/2013	84,330	84,330	—	100.0%	100.0%	—%	12.57	HH Gregg, Goodwill, LA Fitness	Lowe's Home Improvement Center
Traders Point	Indianapolis	2005	279,646	238,721	40,925	98.1%	100.0%	87.2%	14.89	Dick's Sporting Goods, AMC Theatre, Marsh Supermarkets, Bed, Bath & Beyond, Michaels, Old Navy, PetSmart, Books-A-Million
Traders Point II	Indianapolis	2005	45,977	—	45,977	96.5%	—%	96.5%	25.70
Whitehall Pike	Bloomington	1999	128,997	128,997	—	100.0%	100.0%	—%	7.86	Lowe's Home Improvement Center
Nevada
Cannery Corner[3]	Las Vegas	2008	30,745	—	30,745	90.7%	—%	90.7%	35.37		Lowe's Home Improvement, Sam's Club
Centennial Center[3]	Las Vegas	2002	335,530	158,335	177,195	85.7%	85.2%	86.1%	24.01	Wal-Mart, Sam's Club, Ross Dress for Less, Big Lots, Famous Footwear, Michaels, Party City, Petco, Rhapsodielle, Home Depot
Centennial Gateway[3]	Las Vegas	2005	193,033	139,861	53,172	93.6%	92.1%	97.7%	23.93	24 Hour Fitness, Sportsman's Warehouse, Walgreens, High End Specialty Grocer
Eastern Beltway Center[3]	Las Vegas	1998/2006	162,444	83,982	78,462	93.4%	100.0%	86.4%	23.93	Home Consignment Center, Office Max, Petco, Ross Dress for Less, Sam's Club, Wal-Mart	Home Depot
Eastgate[3]	Las Vegas	2002	96,589	53,030	43,559	91.5%	100.0%	81.1%	22.39	99 Cent Only Store, Office Depot, Party City	Wal-Mart
Lowe's Plaza[3]	Las Vegas	2007	30,208	—	30,208	48.3%	—%	48.3%	31.79		Lowe's Home Improvement, Sam's Club
New Hampshire
Merrimack Village Center	Merrimack	2007	78,892	54,000	24,892	100.0%	100.0%	100.0%	13.89	Supervalue (Shaw's)
New Jersey
Bayonne Crossing	Bayonne	2011	106,383	52,219	54,164	100.0%	100.0%	100.0%	29.59	Michaels, New York Sports Club, Lowe's Home Improvement, Wal-Mart
Livingston Shopping Center	Newark	1997	139,605	133,125	6,480	95.4%	100.0%	—%	19.77	Cost Plus, Buy Buy Baby, Nordstrom Rack, DSW, TJ Maxx, Ulta
North Carolina
Holly Springs Towne Center - Phase I	Raleigh	2013	207,527	109,233	98,294	96.8%	100.0%	93.3%	16.56	Dick's Sporting Goods, Marshalls, Petco, Ulta Salon, Michaels	Target
Holly Springs Towne Center - Phase II	Raleigh	2016	122,009	88,843	33,166	95.9%	100.0%	84.9%	19.46	Bed Bath & Beyond, DSW, Carmike Cinemas
Memorial Commons	Golsboro	2008	111,271	73,876	37,395	98.3%	100.0%	95.0%	12.70	Harris Teeter, Office Depot
Northcrest Shopping Center	Charlotte	2008	133,674	65,576	68,098	96.2%	100.0%	92.5%	22.22	REI Co-Op, David's Bridal, Dollar Tree, Old Navy, Five Below	Target
Oleander Place	Wilmington	2012	45,530	30,144	15,386	100.0%	100.0%	100.0%	16.13	Whole Foods
Perimeter Woods	Charlotte	2008	126,155	105,262	20,893	100.0%	100.0%	100.0%	20.80	Best Buy, Off Broadway Shoes, Office Max, PetSmart, Lowe's Home Improvement
Parkside Town Commons - Phase I	Cary	2015	55,390	22,500	32,890	100.0%	100.0%	100.0%	23.90	Harris Teeter, Petco, Guitar Center	Target
Toringdon Market	Charlotte	2004	60,407	26,072	34,335	94.9%	100.0%	91.0%	20.59	Earth Fare
See footnotes on page 34

p. 32	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/16

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of December 31, 2016

Property[1]	Location (MSA)	Year Built/ Renovated	Owned GLA[2]			Leased %				Major Owned Tenants	Major Non-owned Tenants
			Total	Anchors	Shops	Total	Anchors	Shops	ABR per Sqft
Ohio
Eastgate Pavilion	Cincinnati	1995	236,230	231,730	4,500	100.0%	100.0%	100.0%	$9.07	Best Buy, Dick's Sporting Goods, Value City Furniture, Petsmart, DSW, Bed Bath & Beyond
Oklahoma
Belle Isle	Oklahoma City	2000	164,334	92,783	71,551	97.1%	100.0%	93.2%	17.25	Shoe Carnival, Old Navy, Ross Stores, Nordstrom Rack, Babies "R" Us, Ulta Salon	Wal-Mart
Shops at Moore	Moore	2010	260,592	187,916	72,676	100.0%	100.0%	100.0%	12.46	Bed Bath and Beyond, Best Buy, Hobby Lobby, Office Depot, PetSmart, Ross Dress for Less	JC Penney
Silver Springs Pointe	Oklahoma City	2001	48,444	20,515	27,929	76.7%	100.0%	59.6%	15.73	Kohls, Office Depot	Wal-Mart, Sam's Club, Home Depot
University Town Center	Norman	2009	158,518	77,097	81,421	94.6%	100.0%	89.5%	18.07	Office Depot, Petco, TJ Maxx, Ulta Salon	Target
University Town Center Phase II	Norman	2012	190,487	133,546	56,941	93.0%	100.0%	76.6%	12.38	Academy Sports, DSW, Home Goods, Michaels, Kohls, Guitar Center
South Carolina
Hitchcock Plaza	Augusta-Aiken	2006	252,370	214,480	37,890	90.8%	89.7%	97.4%	10.06	TJ Maxx, Ross Dress for Less, Academy Sports, Bed Bath and Beyond, Farmers Home Furniture, Old Navy, Petco
Shoppes at Plaza Green	Greenville	2000	194,807	172,136	22,671	93.0%	94.1%	84.8%	13.08	Bed Bath & Beyond, Christmas Tree Shops, Sears, Party City, Shoe Carnival, AC Moore, Old Navy
Publix at Woodruff	Greenville	1997	68,055	47,955	20,100	100.0%	100.0%	100.0%	10.77	Publix
Tennessee
Cool Springs Market	Nashville	1995	230,980	172,712	58,268	100.0%	100.0%	100.0%	15.41	Dick's Sporting Goods, Marshalls, Buy Buy Baby, DSW, Staples, Jo-Ann Fabric	Kroger
Hamilton Crossing - Phase II & III	Alcoa	2008	175,464	135,737	39,727	97.7%	100.0%	89.9%	15.02	Dicks Sporting Goods, Michaels, Old Navy, PetSmart, Ross Dress for Less
Texas
Burlington Coat Factory	San Antonio	1992/2000	107,400	107,400	—	100.0%	100.0%	—%	5.50	Burlington Coat Factory
Chapel Hill Shopping Center	Fort Worth	2001	126,755	43,450	83,305	92.5%	100.0%	88.6%	24.21	H-E-B Grocery, The Container Store, Cost Plus World Market
Colleyville Downs	Dallas	2014	190,940	142,073	48,867	97.3%	100.0%	89.4%	12.44	Whole Foods, Westlake Hardware, Vineyard's Antique Mall, Goody Goody Liquor, Petco
Kingwood Commons	Houston	1999	164,366	74,836	89,530	100.0%	100.0%	100.0%	19.81	Randall's Food and Drug, Petco, Chico's, Talbots, Ann Taylor, Jos. A. Bank
Market Street Village	Fort Worth	1970/2011	156,625	136,746	19,879	100.0%	100.0%	100.0%	12.92	Jo-Ann Fabric, Ross, Office Depot, Buy Buy Baby, Party City
Plaza at Cedar Hill	Dallas	2000/2010	302,458	244,065	58,393	100.0%	100.0%	100.0%	13.19	Sprouts Farmers Market, DSW, Ross Dress for Less, Hobby Lobby, Office Max, Marshalls, Toys “R” Us/Babies “R” Us, Home Goods
Plaza Volente	Austin	2004	156,308	105,000	51,308	96.8%	100.0%	90.2%	17.31	H-E-B Grocery
Portofino Shopping Center	Houston	1999/2010	387,895	218,909	168,986	92.9%	100.0%	83.8%	19.61	DSW, Michaels, PGA Superstore, SteinMart, PetSmart, Old Navy, TJ Maxx, Nordstrom Rack	Sam's Club
Sunland Towne Centre	El Paso	1996/2014	306,437	265,037	41,400	98.9%	100.0%	91.7%	11.89	Sprouts Farmers Market, PetSmart, Ross, Kmart, Bed Bath & Beyond, Specs Fine Wines

See footnotes on page 34

p. 33	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/16

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of December 31, 2016

Property[1]	Location (MSA)	Year Built/ Renovated	Owned GLA[2]			Leased %			ABR per Sqft	Major Owned Tenants	Major Non-owned Tenants
			Total	Anchors	Shops	Total	Anchors	Shops
Waxahachie Crossing	Waxahachie	2010	97,127	72,191	24,936	100.0%	100.0%	100.0%	$14.71	Best Buy, PetSmart, Ross Dress for Less	Home Depot, JC Penney
Westside Market	Dallas	2013	93,377	70,000	23,377	100.0%	100.0%	100.0%	16.17	Randall's Tom Thumb
Wheatland Town Crossing	Dallas	2012	194,727	142,302	52,425	100.0%	100.0%	100.0%	13.01	Conn's, Dollar Tree, Office Depot, Party City, PetSmart, Ross Dress for Less, Shoe Carnival	Target, Aldi
Utah
Draper Crossing	Draper	2012	164,098	115,916	48,182	95.0%	100.0%	82.8%	14.72	TJ Maxx, Dollar Tree, Downeast Home, Smiths
Draper Peaks	Draper	2012	223,099	101,464	121,635	95.3%	100.0%	91.3%	19.24	Michaels, Office Depot, Petco, Quilted Bear, Ross Dress for Less	Kohl's
Virginia
Landstown Commons	Virginia Beach	2007	398,333	207,300	191,033	94.3%	100.0%	88.0%	19.08	Bed Bath & Beyond, Best Buy, Books-A-Million, Five Below, Office Max, Pestmart, Rack Room, Ulta, Walgreens, Kirkland, AC Moore, Ross Dress for Less	Kohl's
Wisconsin
Village at Bay Park	Ashwaubenon	2005	82,254	23,878	58,376	91.8%	100.0%	88.4%	15.86	DSW, JC Penney

Total			15,097,052	10,399,662	4,697,390	95.4%	98.4%	88.9%	$15.53
Total Including 3-R Properties not in the Operating Portfolio - see pages 27-28									$15.78

____________________
1	All properties are wholly owned, except as indicated. Unless otherwise noted, each property is owned in fee simple by the Company.
2	Percentage of Owned GLA Leased reflects Owned GLA/NRA leased as of December 31, 2016, except for Greyhound Commons and 54th & College.
3	See Joint Venture Summary on page 14.

p. 34	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/16

OPERATING OFFICE PROPERTIES

As of December 31, 2016

($ in thousands, except per square foot data)

Property	MSA	Year Built/ Renovated	Acquired, Redeveloped or Developed	Owned NRA	Percentage Of Owned NRA Leased	Annualized Base Rent[1]	Percentage of Annualized Office Base Rent	Base Rent Per Leased Sq. Ft.	Major Tenants
Office Properties
Thirty South Meridian[2]	Indianapolis	1905/2002	Redeveloped	287,928	99.0%	$5,216	75.7%	$18.31	Indiana Supreme Court, City Securities, Kite Realty Group, Lumina Foundation
Union Station Parking Garage[3]	Indianapolis	1986	Acquired	N/A	N/A	N/A	N/A	N/A	Denison Parking
Stand-alone Office Components of Retail Properties
Eddy Street Office (part of Eddy Street Commons)[4]	South Bend	2009	Developed	81,628	100.0%	1,218	17.7%	14.92	University of Notre Dame Offices
Tradition Village Office (part of Tradition Village Square)	Port St. Lucie	2006	Acquired	24,247	87.3%	452	6.6%	21.34
Total				393,803	98.5%	$6,886	100.0%	$17.76

____________________
1	Annualized Base Rent represents the monthly contractual rent for December 2016 for each applicable property, multiplied by 12.
2	Annualized Base Rent includes $793,117 from the Company and subsidiaries as of December 31, 2016, which is eliminated for purposes of our consolidated financial statement presentation.
3	The garage is managed by a third party.
4	The Company also owns the Eddy Street Commons retail shopping center in South Bend, Indiana, along with a parking garage that serves a hotel and the office and retail components of the property.

p. 35	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/16

COMPONENTS OF NET ASSET VALUE

As of December 31, 2016

($ in thousands)

Cash Net Operating Income (NOI)		Supplemental Page No.:	Other Assets		Supplemental Page No.:
GAAP property NOI (incl. Ground Lease Revenue)	$65,894	13	Cash and cash equivalents	$19,874	7
Below-market lease intangibles, net	(1,042)	10	Tenant and other receivables (net of SLR)	24,384	7
Straight-line rent	(1,141)	10	Restricted cash and escrow deposits	9,037	7
Other property related revenue	(1,016)	13	Prepaid and other assets[2]	7,227	7
Ground lease ("GL") revenue	(4,738)	13, footnote 5	Undeveloped land in operating portfolio	15,100	10, footnote 3
Consolidated Cash Property NOI (excl. GL)	$57,957		Land held for development	34,171	10
Annualized Consolidated Cash Property NOI (excl. ground leases)	$231,828		CIP not in under construction development/redevelopment[3]	46,131	26
			Total Other Asset Value	$155,924
Adjustments To Normalize Annualized Cash NOI
Total projected remaining development / transitional redevelopment cash NOI [5]	9,887	26	Liabilities
Unconsolidated EBITDA	137	11	Mortgage and other indebtedness	$(1,731,074)	7
Minority interest EBITDA[1]	(116)	14	Accounts payable and accrued expenses	(80,664)	7
Pro forma adjustments	—		Other liabilities[4]	(16,842)	7, 10
General and administrative expense allocable to property management activities included in property expenses ($1,200 in Q4)	4,800	13, footnote 3	Debt premium and issuance costs, net	676	11
Total Adjustments	14,708		Non-controlling redeemable joint venture interest	(40,792)	14
			Projected remaining under construction development/redevelopment[6]	(40,658)	26, 27
Annualized Normalized Portfolio Cash NOI (excl. Ground Leases)	$246,536		Total Liabilities	$(1,909,354)
Annualized Ground Lease NOI	18,952
Total Annualized Portfolio Cash NOI	$265,488		Common shares and units outstanding	85,487,738	11

____________________
1	Excludes Crossing at Killingly Commons and Territory Portfolio as they're included in non-controlling redeemable joint venture interest in liabilities.
2	Excludes the Company's $2.5 million investment in an unconsolidated joint venture.
3	Includes CIP amounts for Deerwood Lakes, Holly Springs Town Center - Phase III and miscellaneous tenant improvements and small projects.
4	Deferred revenue and other liabilities of $112 million less mark-to-market lease liability of $95 million.
5	Excludes the projected cash NOI and related cost from the 3-R opportunities outlined on page 28.
6	Assumes mid-point of projected cost range ($62.3 million) for 3-R projects under construction.

p. 36	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/16

EARNINGS GUIDANCE - 2017

2017 Guidance[1]
FFO per diluted share, as defined by NAREIT	$2.00 - $2.06

Key Assumptions
Disposition of operating properties	$45 million - $55 million
Same property NOI growth (excluding redevelopments)	2.0% - 3.0%
Percent leased at year-end - Retail Portfolio	95.0% - 96.0%
General and administrative expenses	$20 million - $22 million
GAAP interest expense	$66 million - $68 million
Gain on sale of non-depreciable assets included in other property related revenue	$1 million - $3 million
Non-cash below market lease amortization	$2.5 million - $3.5 million

____________________
1
The Company’s 2017 guidance is based on a number of factors, many of which are outside the Company’s control and all of which are subject to change.  The Company may change its guidance during the year if actual or anticipated results vary from these assumptions, although the Company undertakes no obligation to do so.

p. 37	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/16